SCUDDER
INVESTMENTS(SM)
[LOGO]

------------------------------
EQUITY/VALUE
------------------------------

Scudder Value Fund
Fund #075

Annual Report
September 30, 1999

The fund seeks long-term growth of capital through investment in undervalued equity securities.

Scudder Value Fund is properly known as Value Fund.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      27   Investment Portfolio

                      22   Financial Statements

                      25   Financial Highlights

                      26   Notes to Financial Statements

                      33   Report of Independent Accountants

                      34   Tax Information

                      35   Officers and Trustees

                      36   Investment Products and Services

                      38   Scudder Solutions

Scudder Value Fund
--------------------------------------------------------------------------------
ticker symbol SCVAX                                              fund number 075
--------------------------------------------------------------------------------

Date of Inception:       o        In an environment marked by high volatility
12/31/92                          and concerns over rising interest rates,
                                  investors flocked to a narrow group of
Total Net                         companies perceived to have the most
Assets of                         reliable earnings growth characteristics. As
Scudder                           a result, value stocks continued to
Shares as of                      underperform the major equity indices.
9/30/99:
$407.1 million           o        Management employs a multifaceted approach
                                  to stock selection, combining quantitative modeling, fundamental analysis, and risk assessment to construct a portfolio of companies that they believe to be undervalued in relation to their long-term prospects.

                         o Performance was helped by our overweighted position in the technology, energy, and consumer discretionary sectors, but our holdings in health care and manufacturing stocks lagged.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Stock market volatility has increased substantially over the past year, as the market has grown increasingly sensitive to changes in short-term fundamentals. As fears of deflation, and then inflation, have gripped investors, the largest, fastest growing companies have gained strength regardless of their valuations. On the other hand, the vast majority of stocks in the broader market has fallen, including those that offer attractive fundamentals and reasonable valuations. As a result, growth-oriented investments have outperformed value stocks by a wide margin, creating a two-tiered market with extreme valuation disparities. Although this chain of events has undoubtedly proven frustrating for value-oriented investors, it has also created some exceptional longer term opportunities. In the short run this sort of valuation disparity may be ignored, but history suggests that a focus on valuation and fundamentals will be rewarded over time.

As a result, we believe that the fund, which is utilizing a refined strategy designed to uncover the most attractive value opportunities in the market, is well-positioned to capitalize on what we believe is the inevitable shift in favor of value stocks. While the fund continues to employ a value-oriented approach, it now uses a more disciplined methodology to select undervalued stocks with strong long-term track records and intriguing prospects for future growth. For more information on recent market events and the fund's redefined approach, please turn to the portfolio management discussion beginning on page 10.

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Value Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in the Scudder shares of Value Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Value Fund

Performance Update
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

           Value Fund--              S&P 500                  Russell 1000
          Scudder Shares              Index*                  Value Index*

12/92**      10000                    10000                      10000
'93          11150                    10757                      11845
'94          11360                    11153                      11763
'95          14043                    14471                      15019
'96          16456                    17412                      17714
'97          23993                    24457                      25208
'98          23495                    26669                      26119
'99          26554                    34088                      31010

                         Yearly periods ended September 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 9/30/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Value Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                        $ 11,302               13.02%              13.02%
--------------------------------------------------------------------------------
5 year                        $ 23,376              133.76%              18.51%
--------------------------------------------------------------------------------
Life of Class**               $ 26,554              165.54%              15.57%
--------------------------------------------------------------------------------
Russell 1000 Value Index*
--------------------------------------------------------------------------------
1 year                        $ 11,872               18.72%              18.72%
--------------------------------------------------------------------------------
5 year                        $ 26,363              163.63%              21.38%
--------------------------------------------------------------------------------
Life of Class**               $ 31,010              210.10%              18.25%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 year                        $ 12,782               27.82%              27.82%
--------------------------------------------------------------------------------
5 year                        $ 30,564              205.64%              25.02%
--------------------------------------------------------------------------------
Life of Class**               $ 34,088              240.88%              19.92%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on December 31, 1992.
     With this report, the Fund has adopted the Russell 1000 Value Index for its primary securities market index over the S&P 500 Index, as the Russell 1000 Value Index better represents the securities and markets in which the Fund typically invests.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                 Yearly periods ended September 30

          Value Fund -- Scudder Shares       Russell 1000 Value Index*

1993**              11.50                              18.45
1994                1.88                               -0.69
1995                23.62                              27.68
1996                17.18                              17.94
1997                45.80                              42.31
1998                -2.08                               3.49
1999                13.02                              18.72




                   1993**  1994    1995   1996   1997   1998   1999
--------------------------------------------------------------------------------
Class Total
Return (%)          11.50   1.88  23.62   17.18  45.80  -2.08  13.02
--------------------------------------------------------------------------------
Index Total
Return (%)          18.45   -.69  27.68   17.94  42.31   3.49  18.72
--------------------------------------------------------------------------------
Net Asset
Value ($)           13.38  13.08  15.87   17.52  23.53  21.20  22.88
--------------------------------------------------------------------------------
Income
Dividends ($)          --    .11    .12     .04    .07    .24    .19
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)      --    .43    .13     .92   1.48   1.65    .90
--------------------------------------------------------------------------------

* The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on December 31, 1992.

     Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share Class. Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the 5 year and Life of Class periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities           98%                         Fund management seeks to
Cash Equivalents             2%                         remain fully invested in
-------------------------------------                     equities at all times.
                           100%
-------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Financial                   19%                                Over the last six
Energy                      13%                            months, weightings in
Technology                  12%                                      the energy,
Communications              11%                         manufacturing, and media
Durables                    10%                          sectors have increased.
Manufacturing                9%
Consumer Discretionary       6%
Media                        5%
Health                       4%
Other                       11%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(32% of Portfolio)                                       The fund's top holdings
                                                         illustrate management's
                                                       focus on well-established
                                                           companies with strong
                                                          earnings prospects and
                                                          attractive valuations.

1.   Bell Atlantic Corp.
     Telecommunication services

2.   Dow Chemical Co.
     Chemical producer

3.   Chase Manhattan Corp.
     Commercial bank

4.   Citigroup Inc.
     Diversified financial services company

5.   Exxon Corp.
     International oil and gas company

6.   AT&T Corp.
     Telecommunication services

7.   Motorola Inc.
     Manufacturer of telecommunication products and semiconductors

8.   International Business Machines Corp.
     Manufacturer of computers and servicer of information processing units

9.   Corning Inc.
     Specialty glass manufacturer

10.  Boeing Co.
     Manufacturer of jet airplanes

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 1999

In the following interview, lead portfolio manager Lois Friedman Roman discusses the strategy of Value Fund -- Scudder Shares and the market environment during the twelve-month period ending September 30, 1999.

Q: After a brief rally in the spring, value stocks have since given up ground. What is the driver of the continued poor performance of this sector?

A: More than any other group, value stocks have been victimized by the high level of uncertainty regarding the direction of the global economy. When the markets appear vulnerable to unfavorable economic developments, investors tend to gravitate to those stocks that have demonstrated the ability to deliver consistent earnings growth quarter after quarter. Value stocks, whose outlooks often tend to be more uncertain, generally suffer in such an environment.

The past twelve months have therefore proved very inhospitable to a value-oriented investing style. From last year's autumn crisis through the end of the first quarter of 1999, the markets were on edge due to the seemingly high likelihood of a global recession. Not wanting to take a chance on anything but those stocks whose earnings appeared absolutely bulletproof, investors stampeded into a narrow group of large-cap growth names at the expense of value stocks and smaller companies. In April and May, however, evidence began to build that the global economy was not tipping into a recession, but was in fact staging a strong rebound. Market participants were encouraged by this development, and began to take a chance on stocks that had been depressed for months, such as cyclicals. But as spring turned to summer, investors once again grew nervous. The growing threat of inflation, two interest rate hikes by the U.S. Federal Reserve, and the specter of higher rates overseas sparked another run into growth stocks. This time the focus was even more narrow than it had been in the wake of last year's crisis, as technology stocks powered ahead to the virtual exclusion of all of other sectors. In the third quarter alone, the Russell 1000 Value

Index dropped 9.80% at the same time as the high-profile tech stocks were hitting new highs. Taken together, all of these factors have made it an extremely difficult period for value investors.

Q: When you took over as manager of the fund, you implemented a new investment strategy. Please tell us about it.

A: We employ a highly disciplined strategy that is designed to ferret out the most attractive opportunities among value stocks. It combines quantitative value screens with original research and risk analysis, with the goal of building the optimal portfolio. We begin by applying a valuation screen to each company in our investment universe, which is the largest 1000 companies in the U.S. (as represented by the Russell 1000 Index), to identify "buy" and "sell" candidates. Companies that are ranked in the top four deciles (the cheapest 40%) based on valuation are our potential buy candidates, while those that fall into the 9th and 10th deciles (the most expensive 20%) are likely to be sold if they are held in the portfolio. We narrow the list further by employing intensive fundamental analysis to determine which "buy" rated companies have the strongest financial positions and most capable management teams. Finally, we determine which stocks will minimize portfolio risk by contributing to overall diversification. By combining these disciplines, we hope to build a portfolio of reasonably valued, fundamentally strong large-cap companies that will outperform the Russell 1000 Value Index over the long term.

Q: When you are assessing a company that meets your "buy" criteria, on what do you focus?

A: In particular, we look for management teams that are creating value for shareholders. To accomplish this, we seek to establish the level and direction of income statement, balance sheet, and cash flow drivers that contribute to the creation of normalized earnings.

Examples of these drivers include margins, leverage ratios, and returns on capital. The purpose of this intensive approach is to distinguish between "value traps," or companies whose stock prices are depressed for a reason, and "value opportunities," where poor price performance belies positive changes taking place within the firm. In the process, we search for companies whose actual earnings have fallen below their normalized earnings. (Normalized earnings are the smoothed-out level of earnings over an economic cycle, removing the peaks and troughs associated with fluctuations in the economy.) We believe that over time, this strategy will allow us to separate companies that are poised to rebound from those whose difficulties are likely to continue.

Q:  How did the fund perform in the adverse conditions you described earlier?

A: For the twelve months ended September 30, 1999, the Scudder Shares of Value Fund returned 13.02%, versus 18.72% for the fund's new benchmark, the Russell 1000 Value Index. We attribute the underperformance to our overweighted positions in the manufacturing and health care sectors, all of which lagged substantially. Performance was helped by our underweight position in financials, but was hurt by the weak showing of some of our individual holdings, such as Bank One, which we no longer hold. On the plus side, we were helped by an overweight position in the technology, energy, and consumer discretionary groups.

Q: What are some examples of companies that you have found to be particularly attractive?

A: One company that presented a significant value opportunity was Motorola. One of the qualities we look for in a stock is that it has reached a trough in both its valuation and its fundamentals, which means that both its price and earnings have reached a bottom. Motorola fit this mold perfectly, as a poor pricing environment for semiconductors and stiff competition in the cellular phone division had put pressure on its earnings and driven the company to an attractive valuation level. We were encouraged by the transformation taking place in its businesses, such as new phone products in the cellular phone division, and new management team members. As the pricing environment improved and revenues began to rebound, the stock staged a strong rally, and was up more than 40% year-to-date through September 30, 1999.

Another company that illustrates our strategy is Corning, which has performed well for the fund over the last twelve months. Corning sells optical fiber, cable, hardware, and components for the telecommunications industry, and is therefore ideally positioned to capitalize on the explosive buildout of the infrastructure for the Internet. With a dominant market share in the U.S., a strong balance sheet, and a 20-25% earnings growth rate in its telecommunications segment, we believe that Corning remains attractively valued even after its rise from the low 30's to near $70 over the past year.

We are also optimistic about the outlook for Chase Manhattan Bank, a top holding that has been buffeted by the unfavorable interest rate environment of recent months. We feel that Chase's management team, with its commitment to increasing shareholder value, is one of the best in the business. In addition, the company's product mix includes a strong U.S. consumer business, an attractive global platform, and a rapidly growing services operation. We feel that Chase has fallen to attractive levels, and view any additional fall in price as a buying opportunity.

Going forward, we intend to look for opportunities in railroads, an industry that is emerging from a trough as the benefits of consolidation begin to have an impact on the cost structures of the leading companies. We are also seeing values emerging in the insurance sector, which we believe will benefit from an improvement in what has been a poor pricing environment. Looking further out, aerospace/defense and automobile stocks may also prove to be fertile ground for stockpicking in the months ahead.

Q:  What is the outlook for value stocks from here?

A: As long-term investors, we are confident that value stocks will come back into favor in due course. It is difficult to say when the turn may come, but it is important to keep in mind that in the markets, no trend remains intact indefinitely. For that reason, we are more concerned with the fundamentals of the companies we hold in the portfolio than with the fickle preferences of the markets. We believe that over time, a focus on earnings, valuation, and fundamentals will pay off. Consequently, we will stick to our discipline and position the fund to prosper when sentiment inevitably shifts, and in the meantime, strive to cushion the impact of market volatility.

Scudder Value Fund:
A Team Approach to Investing

Scudder Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager Lois Friedman Roman joined the Adviser in 1994 as an equity analyst. Ms. Roman has ten years of investment experience.

Portfolio manager William J. Wallace has been a member of Scudder Value Fund's team since 1992 and has 18 years of investment experience.

Portfolio manager Kathleen T. Millard joined the Adviser in 1991 and has 15 years of investment experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Cyclical Stocks   Companies whose earnings are closely tied to the business
                      cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

    Diversification   The spreading of risk by investing in several asset
                      categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

        Fundamental   Analysis of companies based on the projected impact of
           Research   management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

       Growth Stock   Stock of a company that has displayed above-average
                      earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

     Price/Earnings   A widely used gauge of a stock's valuation that indicates
        Ratio (P/E)   what investors are paying for a company's earning power at
    (also "earnings   the current stock price. A P/E ratio may be based on a
         multiple")   company's projected earnings for the coming 12 months. A
                      higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

        Value Stock   A company whose stock price does not fully reflect its
                      intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                    as of September 30, 1999
--------------------------------------------------------------------------------

                                                         Principal      Market
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.2%
--------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank & Trust Co.
  dated 9/30/1999 at 5.26%, to be repurchased at
  $10,541,540 on 10/1/1999, collateralized by a
  $10,660,000 U.S. Treasury Bond Inflationary Index,                  ----------
  3.875%, 1/15/2009 (Cost $10,540,000) ............    10,540,000     10,540,000
                                                                      ----------

                                                           Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.8%
--------------------------------------------------------------------------------

Consumer Discretionary 5.7%

Department & Chain Stores 2.8%
Federated Department Stores, Inc.* ...........          183,500        8,016,656
Wal-Mart Stores Inc. .........................          120,000        5,707,500
                                                                      ----------
                                                                      13,724,156
                                                                      ----------
Hotels & Casinos 1.5%
Royal Caribbean Cruises Ltd. .................          166,000        7,470,000
                                                                      ----------

Recreational Products 1.4%
Electronic Arts Inc. .........................           91,700        6,636,788
                                                                      ----------

Consumer Staples 2.1%

Alcohol & Tobacco 1.5%
Anheuser-Busch Companies, Inc.* ..............           40,600        2,844,538
Philip Morris Companies, Inc. ................          112,900        3,859,769
                                                                      ----------
                                                                       6,704,307
                                                                      ----------
Food & Beverage 0.4%
H.J. Heinz Co. ...............................           48,100        2,068,300
                                                                      ----------

Package Goods/Cosmetics 0.2%
Colgate-Palmolive Co. ........................           27,000        1,235,250
                                                                      ----------

Health 4.2%

Medical Supply & Specialty 1.3%
Bausch & Lomb, Inc. ..........................           95,900        6,323,406
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Pharmaceuticals 2.9%
American Home Products Corp. ...................         189,900       7,880,850
Bristol-Myers Squibb Co. .......................          57,900       3,908,250
Pharmacia & Upjohn, Inc. .......................          44,900       2,228,163
                                                                      ----------
                                                                      14,017,263
                                                                      ----------

Communications 10.3%

Telephone/Communications
AT&T Corp. .....................................         317,550      13,813,419
Bell Atlantic Corp. ............................         334,300      22,502,569
BellSouth Corp. ................................         121,900       5,485,500
SBC Communicatons, Inc. ........................         163,300       8,338,506
                                                                      ----------
                                                                      50,139,994
                                                                      ----------

Financial 18.7%

Banks 6.2%
Bank of America Corp. ..........................         146,152       8,138,840
Chase Manhattan Corp. ..........................         228,200      17,200,575
First Union Corp. ..............................         122,900       4,370,631
                                                                      ----------
                                                                      29,710,046
                                                                      ----------

Insurance 6.5%
Allstate Corp. .................................         221,200       5,516,175
Cigna Corp. ....................................         149,700      11,639,175
MBIA, Inc. .....................................          97,600       4,550,600
St. Paul Companies, Inc. .......................         203,200       5,588,000
Travelers Property Casualty Corp. "A" ..........         145,700       4,298,150
                                                                      ----------
                                                                      31,592,100
                                                                      ----------

Consumer Finance 4.1%
American Express Credit Corp. ..................          20,200       2,719,425
Citigroup Inc. .................................         386,400      17,001,600
                                                                      ----------
                                                                      19,721,025
                                                                      ----------

Other Financial Companies 1.4%
Federal National Mortgage Association ..........         109,400       6,858,013
                                                                      ----------
Real Estate 0.5%
Post Properties Inc. (REIT) ....................          64,900       2,551,381
                                                                      ----------

Media 5.1%

Advertising 2.3%
WPP Group PLC (ADR) ............................         120,400      11,197,200
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Cable Television 1.4%
AT&T Corp -- Liberty Media Group .................        188,268      6,989,450
                                                                      ----------

Print Media 1.4%
Knight-Ridder, Inc. ..............................        120,400      6,606,950
                                                                      ----------

Service Industries 1.8%

EDP Services 0.8%
Reynolds and Reynolds Company ....................        192,000      3,912,000
                                                                      ----------

Investment 1.0%
Merrill Lynch & Co., Inc. ........................         69,100      4,642,656
                                                                      ----------

Durables 10.3%

Aerospace 7.2%
Boeing Co. .......................................        284,100     12,109,763
Lockheed Martin Corp. ............................        213,164      6,967,798
Raytheon Co. "A" .................................         48,902      2,371,747
Rockwell International Corp. .....................        172,560      9,059,400
United Technologies Corp. ........................         76,200      4,519,613
                                                                      ----------
                                                                      35,028,321
                                                                      ----------

Automobiles 2.1%
Ford Motor Co. ...................................        199,000      9,987,313
                                                                      ----------

Construction/Agricultural Equipment 1.0%
PACCAR, Inc. .....................................         99,600      5,067,150
                                                                      ----------

Manufacturing 9.1%

Chemicals 3.6%
Dow Chemical Co. .................................        153,800     17,475,525
                                                                      ----------

Industrial Specialty 2.6%
Corning Inc. .....................................        181,500     12,444,094
                                                                      ----------

Machinery/Components/Controls 2.0%
Parker-Hannifin Corp. ............................        221,250      9,914,766
                                                                      ----------

Specialty Chemicals 0.9%
Air Products & Chemicals, Inc. ...................        151,300      4,397,156
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                                        Market
                                                           Shares      Value ($)
--------------------------------------------------------------------------------

Technology 10.2%

Computer Software 1.8%
Oracle Corp.* .......................................       193,950    8,824,725
                                                                      ----------

Diverse Electronic Products 4.4%
Applied Materials, Inc.* ............................        97,300    7,577,238
Motorola Inc. .......................................       155,000   13,640,000
                                                                      ----------
                                                                      21,217,238
                                                                      ----------

Electronic Data Processing 4.0%
Hewlett-Packard Co. .................................        64,200    5,906,400
International Business Machines Corp. ...............       110,400   13,399,800
                                                                      ----------
                                                                      19,306,200
                                                                      ----------

Energy 12.3%

Oil & Gas Production 3.7%
Coastal Corp. .......................................       124,700    5,104,906
Conoco Inc. "A" .....................................       197,800    5,488,950
Royal Dutch Petroleum Co. (New York shares)..........       124,900    7,376,906
                                                                      ----------
                                                                      17,970,762
                                                                      ----------
Oil Companies 8.6%
Chevron Corp. .......................................        87,200    7,739,000
Exxon Corp. .........................................       187,900   14,268,656
Mobil Corp. .........................................        95,400    9,611,550
Texaco Inc. .........................................       160,500   10,131,563
                                                                      ----------
                                                                      41,750,769
                                                                      ----------

Transportation 4.0%

Railroads
CSX Corp. ...........................................        87,500    3,707,813
Canadian National Railway Co. .......................       357,800   10,874,936
Wisconsin Central Transportation Co.* ...............       339,300    4,644,169
                                                                      ----------
                                                                      19,226,918
                                                                      ----------

Utilities 4.0%

Electric Utilities
Allegheny Energy, Inc. ..............................       186,000    5,917,125
New England Electric System .........................       116,900    6,064,188
Peco Energy Co. .....................................        64,500    2,418,750
Unicom Corp. ........................................       134,100    4,953,319
                                                                      ----------
                                                                      19,353,382
                                                                      ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $427,659,025)                             474,064,604
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $438,199,025) (a)        484,604,604
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

*  Non-income producing security.

(a) The cost for federal income tax purposes was $438,648,946. At September 30, 1999, net unrealized appreciation for all securities based on tax cost was $45,955,658. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $66,739,080 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $20,783,422.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments, at market (identified cost $438,199,025) ........      $484,604,604

Cash .........................................................               498

Receivable for Fund shares sold ..............................         1,412,329

Dividends and interest receivable ............................           823,098

Foreign taxes recoverable ....................................            41,065

Other assets .................................................             4,431
                                                                    ------------

Total assets .................................................       486,886,025


Liabilities
--------------------------------------------------------------------------------

Payable for investments purchased ............................           315,500

Payable for Fund shares redeemed .............................         1,998,625

Accrued management fee .......................................           292,302

Other payables and accrued expenses ..........................           519,905
                                                                    ------------

Total liabilities ............................................         3,126,332

--------------------------------------------------------------------------------
Net assets, at market value                                         $483,759,693
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------

Net assets consist of:

Undistributed net investment income ..........................         2,922,969

Unrealized appreciation (depreciation) on investments ........        46,405,579

Accumulated net realized gain (loss) .........................         6,427,161

Paid-in capital ..............................................       428,003,984

--------------------------------------------------------------------------------
Net assets, at market value                                         $483,759,693
--------------------------------------------------------------------------------


Net Asset Value
--------------------------------------------------------------------------------

Scudder Shares

Net asset value, offering and redemption price per share
  ($407,066,280 / 17,792,302 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares              ------------
  authorized)..................................................           $22.88
                                                                    ------------

Class A Shares

Net asset value and redemption price per share
  ($42,236,287 / 1,845,326 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of          ------------
  shares authorized)...........................................           $22.89
                                                                    ------------

                                                                    ------------
Maximum offering price per share (100 / 94.25 of $22.89).......           $24.29
                                                                    ------------

Class B Shares

Net asset value and redemption price (subject to contingent
  deferred sales charge) per share ($29,242,358 / 1,286,826
  outstanding shares of beneficial interest, $.01 par value,        ------------
  unlimited number of shares authorized).......................           $22.72
                                                                    ------------

Class C Shares

Net asset value and redemption price (subject to contingent
  deferred sales charge) per share ($5,214,768 / 229,229
  outstanding shares of beneficial interest, $.01 par value,        ------------
  unlimited number of shares authorized).......................           $22.75
                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:
Dividends (net of foreign taxes withheld of $170,011) .........   $    9,500,734
Interest ......................................................        1,684,496
                                                                  --------------
                                                                      11,185,230
                                                                  --------------
Expenses:
Management fee ................................................        3,893,119
Services to shareholders ......................................        3,029,303
Custodian and accounting fees .................................          170,804
Distribution service fees .....................................          262,821
Administrative service fees ...................................          181,371
Trustees' fees and expenses ...................................           47,094
Auditing ......................................................           39,893
Registration fees .............................................          152,588
Reports to shareholders .......................................          338,180
Legal .........................................................           10,003
Amortization of organization expense ..........................            2,394
Other .........................................................           25,057
                                                                  --------------
Total expenses before reductions ..............................        8,152,627
Expenses reductions ...........................................         (78,566)
                                                                  --------------

Expenses, net .................................................        8,074,061
--------------------------------------------------------------------------------
Net investment income                                                  3,111,169
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from:
Investments ...................................................          634,935
Futures .......................................................        5,530,913
Foreign currency related transactions .........................            1,150
                                                                  --------------
                                                                       6,166,998

Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................       62,188,259
Futures .......................................................          492,314
                                                                  --------------
                                                                      62,680,573

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            68,847,571
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   71,958,740
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Years Ended September 30,
Increase (Decrease) in Net Assets                        1999             1998
------------------------------------------------------------------------------------

Operations:

Net investment income ...........................   $   3,111,169    $   5,380,705
Net realized gain (loss) from investment
transactions.....................................       6,166,998       29,361,650
Net unrealized appreciation (depreciation) on
investment transactions during the period........      62,680,573      (65,811,617)
                                                    -------------    -------------

Net increase (decrease) in net assets resulting
  from operations................................      71,958,740      (31,069,262)
                                                    -------------    -------------

Distributions to shareholders from:
Net investment income -- Scudder Shares .........      (4,164,869)      (3,472,885)
Net investment income -- Class A ................        (237,416)            --
Net investment income -- Class B ................         (48,553)            --
Net investment income -- Class C ................         (11,523)            --
Net realized gain -- Scudder Shares .............     (19,711,211)     (23,876,077)
Net realized gain -- Class A ....................      (1,241,379)            --
Net realized gain -- Class B ....................      (1,035,831)            --
Net realized gain -- Class C ....................        (226,181)            --
                                                    -------------    -------------

Fund share transactions:

Proceeds from shares sold .......................     321,600,172      438,067,018

Net asset value of shares issued to shareholders
  in reinvestment of distributions..............       25,914,793       26,526,859

Cost of shares redeemed .........................    (426,810,318)    (186,382,163)
                                                    -------------    -------------

Net increase (decrease) in net assets from Fund
  share transactions.............................     (79,295,353)     278,211,714
                                                    -------------    -------------

Increase (decrease) in net assets ...............     (34,013,576)     219,793,490

Net assets at beginning of period ...............     517,773,269      297,979,779

Net assets at end of period (including
  undistributed net investment income of $2,922,969 -------------    -------------
  and $4,306,919, respectively)..................   $ 483,759,693    $ 517,773,269
                                                    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                                       24


Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (a)



------------------------------------------------------------------------------------
Years Ended September 30,                1999(b)  1998(b)  1997(b)   1996    1995
------------------------------------------------------------------------------------

Net asset value, beginning of period    $21.20   $23.53    $17.52   $15.87   $13.08
                                        --------------------------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                    .15      .28       .34      .21      .18
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                          2.62     (.72)     7.22     2.40     2.86
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations        2.77     (.44)     7.56     2.61     3.04
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                   (.19)    (.24)     (.07)    (.04)    (.12)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            (.90)   (1.65)    (1.48)    (.92)    (.13)
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total distributions                      (1.09)   (1.89)    (1.55)    (.96)    (.25)
------------------------------------------------------------------------------------
Net asset value, end of period          $22.88   $21.20    $23.53   $17.52   $15.87
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                         13.02   (2.08)     45.80(c) 17.18(c) 23.62(c)
------------------------------------------------------------------------------------

Ratios and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     407      468       298       89       68
------------------------------------------------------------------------------------
Ratio of operating expenses net to        1.39     1.23      1.24     1.25     1.25
average daily net assets (%)
------------------------------------------------------------------------------------
Ratio of operating expenses before        1.39     1.23      1.28     1.31     1.44
expense reductions, to average daily
net assets (%)
------------------------------------------------------------------------------------
Ratio of net investment income to          .61     1.19      1.67     1.34     1.57
average daily net assets (%)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 91       47        47       91       98
------------------------------------------------------------------------------------

a) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(b)  Based on monthly average shares outstanding during the period.

(c)  Total return would have been lower had certain  expenses not been  reduced.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                              September 30, 1999
A. Significant Accounting Policies

Value Fund, (the "Fund") is a diversified series of Value Equity Trust ("Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Value Fund outstanding on that date were redesignated Scudder Shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $475,014,495 and $511,158,471, respectively.

The aggregate face value of futures contracts opened and closed during the year ended September 30, 1999 was $96,309,392 and $120,900,956, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended September 30, 1999, the fee pursuant to the Agreement amounted to $3,893,119, of which $292,302 is unpaid at September 30, 1999.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 1999, the Distribution Fee was as follows:
                                                              Unpaid at
                                              Total         September 30,
                Distribution Fee           Aggregated           1999
--------------------------------------   ---------------   ---------------
Class B .........................        $      221,395    $           --
Class C .........................                41,426                --
                                         ---------------   ---------------
                                         $      262,821    $           --
                                         ---------------   ---------------

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 1999 aggregated $419,039, of which $392,065 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 1999, the CDSC for Classes B and C aggregated $125,539 and $3,273, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended September 30, 1999, the Administrative Service Fee was as follows:

                                                                    Unpaid at
                                     Total       Fees waived       September 30,
Administrative Service Fees       Aggregated        by KDI              1999
------------------------------  --------------   --------------   --------------
Class A .....................   $       93,765   $       59,567   $       31,654
Class B .....................           73,798           14,871            5,880
Class C .....................           13,808            4,128            2,441
                                --------------   --------------   --------------
                                $      181,371   $       78,566   $       39,975
                                --------------   ---------------   -------------

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the year ended September 30, 1999, the amount charged to Classes A, B and C by KSC aggregated $126,686, $98,729 and $19,281, respectively, none of which is unpaid at September 30, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended September 30, 1999, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $886,717, of which $83,154 is unpaid at September 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended September 30, 1999, the amount charged to the Scudder Shares by STC aggregated $1,294,096, of which $209,087 is unpaid at September 30, 1999.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1999, the amount charged to the Fund by SFAC aggregated $150,965, of which $11,782 is unpaid at September 30, 1999.

Trustees Fees. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 1999, the Trustees fees and expenses aggregated $47,094.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:



                         Year Ended September 30,         Year Ended September 30,
                                   1999                             1998
                   ----------------------------------- -----------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Scudder Shares          5,568,655  $  131,356,073       15,127,170   $  358,943,904
Class A ...........     4,906,004     115,981,063        2,277,297       53,828,754
Class B ...........       901,601      21,274,145          924,056       21,926,576
Class C ...........     2,262,454      52,988,891          142,532        3,367,784
                       ----------  --------------       ----------   --------------
                       13,638,714     321,600,172       18,471,055      438,067,018
                       ----------  --------------       ----------   --------------

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Scudder Shares          1,010,122  $   23,313,600        1,219,065   $   26,526,859
Class A ...........        59,448       1,372,649               --               --
Class B ...........        43,529       1,004,640               --               --
Class C ...........         9,689         223,904               --               --
                       ----------  --------------       ----------   --------------
                        1,122,788      25,914,793        1,219,065       26,526,859
                       ----------  --------------       ----------   --------------

Shares redeemed
------------------------------------------------------------------------------------
Scudder Shares       (10,886,073)  $(258,426,354)      (6,911,251)   $(162,049,236)
Class A ..........    (4,451,976)   (104,695,242)        (945,447)     (22,781,139)
Class B ..........      (518,518)    (12,396,396)         (63,842)      (1,468,241)
Class C ..........    (2,181,822)    (51,292,326)          (3,624)         (83,547)
                       ----------  --------------       ----------   --------------
                     (18,038,389)   (426,810,318)      (7,924,164)    (186,382,163)
                       ----------  --------------       ----------   --------------

Net increase (decrease)
------------------------------------------------------------------------------------
Scudder Shares        (4,307,296)  $(103,756,681)        9,434,984   $  223,421,527
Class A .........         513,476      12,658,470        1,331,850       31,047,615
Class B .........         426,612       9,882,389          860,214       20,458,335
Class C .........          90,321       1,920,469          138,908        3,284,237
                       ----------  --------------       ----------   --------------
                      (3,276,887)  $ (79,295,353)       11,765,956   $  278,211,714
                       ----------  --------------       ----------   --------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Value Equity Trust and the Scudder Shares Shareholders of Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Scudder Shares financial highlights present fairly, in all material respects, the financial position of Value Fund (the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets, and the Scudder Shares financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and Scudder Shares financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
November 12, 1999

Tax Information
--------------------------------------------------------------------------------
                                                              September 30, 1999

The Fund paid distributions of $0.78 per share from net long-term capital gains during its year ended September 30, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,465,000 as capital gains dividend for its year ended September 30, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*                            Donald E. Hall*
o President and Trustee                      o Vice President

Paul Bancroft III                            Ann M. McCreary*
o Trustee; Venture Capitalist and            o Vice President
  Consultant
                                             Kathleen T. Millard*
Sheryle J. Bolton                            o Vice President
o Trustee; Chief Executive Officer,
  Scientific Learning Corporation            Robert D. Tymoczko*
                                             o Vice President
William T. Burgin
o Trustee; General Partner, Bessemer         John Millette*
  Venture Partners                           o Vice President and Secretary

Keith R. Fox                                 John R. Hebble*
o Trustee; Private Equity Investor           o Treasurer

William H. Luers                             Caroline Pearson*
o Trustee; Chairman and President of         o Assistant Secretary
  the U.N. Association of America
                                             *Scudder Kemper Investments, Inc.
Kathryn L. Quirk*
o Trustee, Vice President and
  Assistant Secretary

Joan E. Spero
o Trustee; President, Doris Duke
  Charitable Foundation

Thomas J. Devine
o Honorary Trustee; Consultant

Wilson Nolen
o Honorary Trustee; Consultant

Robert G. Stone, Jr.
o Honorary Trustee; Chairman
  Emeritus and Director, Kirby
  Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN LARGE-CAPITALIZATION STOCKS IN UNDERVALUED SECTORS OF THE MARKET. KEMPER VALUE FUND IS PROPERLY KNOWN AS VALUE FUND.

KEMPER
VALUE FUND

                "... Maintaining our investment style is another
                 way we measure our progress. Investors choose
                funds to fit specific needs in their portfolios.
                 That's why we're committed to maintaining our
                 pure value strategy and why we won't shift to
                  other styles in search of performance. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
INDUSTRY SECTORS
11
INDIVIDUAL HOLDINGS
12
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
20
NOTES TO FINANCIAL STATEMENTS
26
REPORT OF INDEPENDENT ACCOUNTANTS

AT A GLANCE
-------------------------------------------------------------------------------
KEMPER VALUE
FUND TOTAL RETURNS*
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
-------------------------------------------------------------------------------

CLASS A                                          13.04%
CLASS B                                          12.02%
CLASS C                                          12.06%
LIPPER MULTI-CAP VALUE FUND CATEGORY AVERAGE*    16.38%
-------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                                 AS OF     AS OF
                                9/30/99   9/30/98

KEMPER VALUE FUND CLASS A        $22.89    $21.19
-------------------------------------------------------------------------------
KEMPER VALUE FUND CLASS B        $22.72    $21.11
-------------------------------------------------------------------------------
KEMPER VALUE FUND CLASS C        $22.75    $21.13
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
VALUE FUND RANKINGS AS OF SEPTEMBER 30, 1999
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER MULTI-CAP VALUE FUNDS CATEGORY*

             CLASS A             CLASS B              CLASS C
-------------------------------------------------------------------------------
1-YEAR       #293 of 471 funds   #317 of 471 funds   #314 of 471 funds
-------------------------------------------------------------------------------


* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF THEY HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

DURING THE YEAR ENDED SEPTEMBER 30, 1999, VALUE FUND PAID THE FOLLOWING
DISTRIBUTIONS:

                         KEMPER       KEMPER       KEMPER
                       VALUE FUND   VALUE FUND   VALUE FUND
                         CLASS A      CLASS B      CLASS C
-------------------------------------------------------------------------------
INCOME DIVIDEND          $0.1716      $0.0415      $0.0432
-------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN
DISTRIBUTION             $  0.78      $  0.78      $  0.78
-------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN
DISTRIBUTION             $  0.12      $  0.12      $  0.12
-------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

-------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
-------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

SOURCE: Morningstar, Inc. Chicago, IL (312) 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER VALUE FUND IN THE LARGE VALUE CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

NARROW MARKET A narrow market is a securities market in which most of the gains are earned by only a small group of companies. In 1998 and most of 1999 a narrow market existed in which only the largest growth-style stocks enjoyed robust gains.

TROUGH FUNDAMENTALS A stock's future performance can be estimated by considering a company's fundamentals -- its assets, earnings, sales, products and management team. When some or all of these fundamentals are less than favorable but appear to be on the verge of improving, they are considered to be trough fundamentals. Like stock prices, a company's fundamental qualities typically travel through cycles.

TROUGH VALUATION Most securities go through cycles in which their prices rise fall and then rise again. A trough valuation is at the low point of that cycle, after which the stock's price is expected to begin rising again.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

ECONOMIC OVERVIEW

Scudder Kemper Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Scudder Kemper investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.

  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.

  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers are buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.

  As for tight labor markets, the traditional economic view is that tight labor markets -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?

  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.

  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.

  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.

  Supporting our theory are two distinct and important sets of data which were released in late October: The Bureau of Economic Analysis (BEA) released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics
(BLS) released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.

  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.

  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)

  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.

  These figures tell us that the Fed won't have inflation as an excuse to raise interest rates for a third time this year when it meets on Nov. 16 to decide whether to raise key interest rates for the third time this year.

  But more importantly, if these numbers prove anything, it's that conventional wisdom that growth causes inflation should be turned on its head. The Fed, in deciding to

ECONOMIC OVERVIEW

target growth itself, wants the country to slow down to prevent an inflation outbreak. This is a dangerous game. If it succeeds in slowing growth, inflation could easily disappear or turn into deflation. Real rates that are already high would turn punitive. Credit quality would deteriorate rudely. Only rapid growth can ensure that companies and consumers can continue to pay their bills.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

ECONOMIC GUIDEPOSTS

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

  THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (8/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
10-year Treasury rate (1)                       5.94                   5.00                   5.34                   6.30
Prime rate (2)                                  8.06                   7.75                   8.50                   8.50
Inflation rate (3)*                             2.00                   1.60                   1.68                   2.16
The U.S. dollar (4)                            -6.36                  -1.53                   8.17                  10.10
Capital goods orders (5)*                      11.84                   5.11                   3.05                  10.30
Industrial production (5)*                      3.58                   1.55                   2.71                   5.59
Employment growth (6)*                          2.17                   2.37                   2.67                   2.39

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*Data as of 9/30/99.

SOURCE: Economics Department, Scudder Kemper Investments, Inc.



The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of October 28, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE

[ROMAN PHOTO]

LOIS R. ROMAN, LEAD PORTFOLIO MANAGER, JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994. SHE HAS MORE THAN 10 YEARS OF INVESTMENT EXPERIENCE.

[MILLARD PHOTO]

KATHLEEN MILLARD, PORTFOLIO MANAGER, JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1991 AND HAS MORE THAN 15 YEARS OF INVESTMENT EXPERIENCE. SHE IS ALSO A CHARTERED FINANCIAL ANALYST.

[WALLACE PHOTO]

WILLIAM J. WALLACE, PORTFOLIO MANAGER, HAS BEEN A MEMBER OF THE FUND'S TEAM SINCE 1992 AND HAS NEARLY 20 YEARS OF INVESTMENT EXPERIENCE. HE IS A CHARTERED FINANCIAL ANALYST.

THE TEAM IS SUPPORTED BY INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER INVESTMENT SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN JUNE 1999, LOIS ROMAN ASSUMED THE ROLE OF LEAD PORTFOLIO MANAGER OF KEMPER VALUE FUND. BELOW SHE DISCUSSES HOW HER INVESTMENT STYLE DIFFERS FROM THAT OF THE PREVIOUS MANAGEMENT TEAM; THE CHANGES SHE HAS MADE TO THE PORTFOLIO; AND HER OUTLOOK FOR THE VALUE MARKET AND KEMPER VALUE FUND IN PARTICULAR.

Q    YOU TOOK OVER MANAGEMENT OF KEMPER VALUE FUND IN JUNE. DOES YOUR
MANAGEMENT STYLE DIFFER FROM THE STYLE OF THE PREVIOUS MANAGEMENT TEAM?

A    Yes, our approach is a bit different, but our goal has not changed. We still search the marketplace for undervalued stocks. The difference is how we arrive at our portfolio. We have refined the investment process into three steps:

  1. We rely heavily on a proprietary quantitative model developed at Scudder Kemper. We define our investment universe as the 1,000 securities in the Russell 1000 index -- a group of 1,000 large-cap stocks that is not available for direct investment. Essentially, this is the pond where we fish for our holdings.

       Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The cheapest 40 percent of those stocks -- the four most attractive deciles -- are issues we may consider adding to our portfolio. The most expensive 20 percent are those we would consider selling. Everything else can be held if it is already in the portfolio and the positive investment thesis remains intact.

  2. Every month, our quantitative model comes up with 400 buyable stocks. But we don't invest blindly. Our internal research analysts provide us with qualitative assessments of those stocks. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those 400 names to figure out which ones are likely to offer the strongest upside potential and which ones we should avoid because they may simply get cheaper over time.

  3. Last, we try to assess the risk factors associated with the companies we consider to be candidates for purchase. First, we look at the companies on a macroeconomic level. Will the direction of interest rates affect their performance? How may these stocks perform if there is a downturn or uptick in the economy? Additionally, do they complement the other holdings in the portfolio? Would their addition tilt the portfolio in an area that might increase overall portfolio risk?

       To assess the risk factors, we split the portfolio into four broad pillars or sectors -- cyclical stocks, interest-rate-sensitive stocks, energy stocks and noncyclical stocks. Once every stock has been assigned to one of those four broad categories, we can easily see where the portfolio is tilted versus our

PERFORMANCE UPDATE

     benchmark -- and where the risks are concentrated.

       This is an important exercise, since we build the portfolio from the bottom up. We look first for good stocks, then we consider the sector allocations. This risk model enables us to quickly identify an overexposure or underexposure in one of those four sectors and make adjustments if necessary. We can then take advantage of the intersection between what our quantitative model is telling us is cheap and what our analysts are telling us is good -- while diversifying the portfolio to help manage risk.

Q    HOW DO YOU MONITOR THE FUND'S PROGRESS?

A    After we employ our three-step process, we end up with a portfolio of about 60 to 90 stocks. (On September 30, there were 63 stocks in the fund.) We compare the performance of each individual stock and the fund's overall performance with that of the Russell 1000 Value Index -- a group of 1,000 large-cap value stocks. Our goal is to outperform that benchmark over a market cycle of three to five years. We also aim to land in the top performance quartile on an ongoing basis in the Morningstar Large Value Category -- a group of 592 large-cap value funds with investment objectives similar to those of Kemper Value Fund.

     Maintaining our investment style is another way we measure our progress. Investors choose funds to fit specific needs in their portfolios. That's why we're committed to maintaining our pure value strategy and why we won't shift to other styles in search of performance. Our goal is to keep the fund's portfolio in the deep-value, large-cap area of the market. The style target below illustrates the area in which we aim to keep the fund invested.

                                  [STYLE BOX]

     KEEP IN MIND THAT THE TARGET PLACEMENT MAY NOT ALWAYS MATCH THE MORNINGSTAR STYLE-BOX DESIGNATION SHOWN EARLIER IN THIS REPORT, AS THE MORNINGSTAR STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S PORTFOLIO ON A SINGLE DAY.

INVESTMENT STYLE The investment-style placement shows where a fund is positioned on the value/growth spectrum.

MARKET CAPITALIZATION The market-capitalization placement identifies the size of the companies in which the fund invests. For instance, large-cap stocks are shares in larger, established corporations. The biggest advantage of large-cap stocks is that they generally offer relative stability compared with newer, smaller companies.

Q    HOW DID KEMPER VALUE FUND PERFORM FOR THE 12 MONTHS ENDED SEPTEMBER 30,
1999?

A    For the 12-month period, the fund's Class A shares gained 13.04 percent
(unadjusted for any sales charge). By comparison, the 12-month return in the Morningstar Large Value Category returned 15.91 percent and the Russell 1000 Value index returned 18.72 percent for the same period. There were several specific stocks in our portfolio that struggled with significant declines during the period, which in part, led to this underperformance. Additionally, as mentioned previously, the portfolio has been completely restructured since June. We hope that the new stock selection process will enable the fund's relative performance to improve.

Q    DID YOU RESTRUCTURE THE PORTFOLIO WHEN YOU TOOK OVER?

A    Yes, primarily we made three major changes:

  1. DECREASED THE NUMBER OF HOLDINGS IN THE FUND.

       We wanted each stock to have a more meaningful impact on the fund's performance, so we trimmed the number of issues in the portfolio from 98 on May 31 to 63 on September 30.

  2. INCREASED THE OVERALL MARKET CAPITALIZATION OF THE FUND.

       We wanted the fund to be a pure large-capitalization fund, so we replaced several mid-cap names with stocks of larger companies.

  3. DECREASED THE FUND'S INTERNATIONAL EXPOSURE.

       We wanted the fund to invest purely in U.S. companies, so we sold many of the foreign names that were in the portfolio.

       The majority of these changes were completed by the end of June 1999.

Q    WHAT DOES THE PORTFOLIO'S RESTRUCTURING MEAN IN TERMS OF CAPITAL-GAINS
EXPOSURE?

A    Although we can't quote an exact number to you at this time, we were very cognizant of capital-gains implications as we restructured the portfolio. Our goal was to minimize capital gains wherever possible and to keep the fund's turnover rate at a reasonable level.

PERFORMANCE UPDATE

Q    IT SEEMS AS IF THE NARROWNESS (SEE TERMS TO KNOW ON PAGE 2) OF 1998'S
MARKET HAS CONTINUED INTO 1999. WHAT HAS THIS MEANT FOR VALUE STOCKS?

A    You're right, a small group of technology-oriented large growth stocks has continued to dominate the market, while the rest of the investment universe has languished. This has been frustrating for us as value investors, because our investment style precludes us from owning those highly priced stocks.

     In the second calendar quarter of 1999, value-style stocks began to rally. Commodity-cyclical stocks -- basic-industry firms whose performance tends to rise and fall with the economy -- led the rally. This resulted as fears of a global financial crisis -- and its potential impact on the revenues of commodity-cyclical companies -- abated.

     The rebound caused excitement in the market, and almost anything that even remotely resembled value rallied. However, the fundamentals of some rallying value stocks did not warrant their rise. As these weaker value stocks began to tumble, all value stocks suffered. As a result, the value rally was unsustainable, and growth stocks regained their dominant position in the third calendar quarter of 1999.

     The table below shows the extent of the disparity between growth and value.

-------------------------------------------------------------------------------
DISPARITY BETWEEN GROWTH AND VALUE EXISTED THROUGHOUT THE PERIOD DATA FOR PERIODS ENDING 9/30/99
-------------------------------------------------------------------------------

     INDEX       1 YEAR    9 MONTHS   3 MONTHS
-------------------------------------------------------------------------------
RUSSELL 1000
GROWTH INDEX     34.85%      6.40%     -3.66%
-------------------------------------------------------------------------------
RUSSELL 1000
VALUE INDEX      18.72       1.81      -9.80
-------------------------------------------------------------------------------

     In preparation for the next value-dominated cycle, we have tilted our portfolio cyclically relative to our benchmark. That is, our exposure in manufacturing, durables and technology is greater than the Russell Value 1000 benchmark. If value stocks come back into favor, some of these areas may perform very well.

Q    WHAT HAS THIS PROLONGED DOWNTURN IN VALUE MEANT FOR KEMPER VALUE FUND?

A    The downturn in value has given us the opportunity to find many quality companies at low prices, which we believe are only temporarily depressed. Our quantitative model helps us find those stocks at trough valuations, while our qualitative inputs from the analysts help us find the trough fundamentals (see Terms To Know on page 2).

     Typically, the performance of stocks runs in cycles -- in terms of both market price and company fundamentals. These cycles don't often run in tandem, but when they do, it presents a huge opportunity for value investors. Earlier this year, we saw the opposite -- many value stocks rallied in market price but didn't have the strong company fundamentals to sustain their gains.

     Of course, we don't know when value will come back into favor, but we are hunting for those stocks that have fallen back to trough valuations to see if there are any that are now also at trough fundamentals. We believe our three-step investment process allows us to identify those companies earlier rather than later. In the meantime, we're sticking with our winners a little longer than we normally would and are being very selective when adding new names to the portfolio.

Q    ARE YOU STILL COMMITTED TO THE FINANCIAL SERVICES SECTOR? WHAT TYPE OF
CATALYST IS NEEDED TO TURN THE SECTOR'S PERFORMANCE AROUND?

A    Financial stocks, we believe, offer a tremendous amount of value over the long term. There are many solid companies with strong fundamentals and smart management teams that have been increasing the business returns of the companies. However, many financial stocks reflected much of the good news earlier in the year and were trading at historically high valuations. Because of this, we decreased our exposure to this sector relative to our benchmark, the Russell 1000 Value index. As of September 30, 1999 financial services represented 19 percent of the fund versus 29.6 percent for the Russell 1000 Value index. This underweighting has helped performance during the year.

     The financial stocks in the fund suffered with the sector as interest rates climbed. We favored insurance companies over banks, and that helped mitigate some of the negative impact of individual stocks on performance. Over the longer term, we expect some turn in pricing and more consolidation within the industry to get the insurance stocks moving positively again.

     Higher rates are not a good environment for financial stocks. However, we believe that at some point, the valuations of financial stocks should adequately reflect the current rising-rate environment, and we would look to increase our exposure again. If rates stabilize or fall, the sector should improve dramatically.

PERFORMANCE UPDATE

Q    YOU ALSO HAVE A SUBSTANTIAL POSITION IN TECHNOLOGY. ARE THERE TRULY
TECHNOLOGY STOCKS TRADING AT VALUE PRICES?

A    During the year, we were finding a lot of value in some of the hardware companies such as IBM, Hewlett-Packard and Motorola. In recent months, the prices of those stocks have risen, and they are now looking fairly priced. However, the long-term thesis for each of these stocks remains intact, so we continue to hold them.

     For example, IBM still has a top-line growth story to it. IBM was added to the portfolio years ago when the market was misunderstanding the potential impact of the services business on the overall operations of the company. At that time, investors were more concerned with the hardware area and the potential for a financial turnaround. IBM has been successful at cleaning up its cost structure and business portfolio, which has increased normalized earnings significantly. Going forward, IBM should be able to focus on top-line growth as a new avenue for value creation.

     Earlier this year, Hewlett-Packard announced plans to split into two publicly traded companies: one that focuses on its test and measurement businesses and one that concentrates on its computing and imaging businesses. When this happens, it should be very positive for the stock. The company also has a new CEO, who is expected to increase Hewlett's market competitiveness and bring new financial milestones and discipline to the company.

     In the case of Motorola, improvement in the semiconductor industry, combined with better products in the cellular phone area and the company's new alliance with General Instruments, could bring exciting growth opportunities in the future.

Q    WHERE ELSE ARE YOU FINDING VALUE?

A    I mentioned the insurance industry earlier. We believe that property and casualty insurance companies are extremely attractive at their current fundamentals and valuations. We are also building a position in the aerospace/defense industry. There has been a huge trough in the spending cycle for that industry, which we believe may be poised to turn around. There are also a lot of peripheral companies at attractive valuations that will likely benefit if defense spending picks up.

     We have also invested more heavily in railroad stocks this year. The railroad industry, we believe, should be emerging from its recent trough. By improving their cost structures, rails can more effectively compete with the trucking industry. Additionally, the consolidation among the rails has made them much more efficient and competitive operators.

Q    HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

A    We are going to stick to our knitting, which is creating a fund of undervalued securities with trough fundamentals through the use of our quantitative model and the qualitative inputs of our analysts, who talk to the management of the companies on an almost daily basis. When value turns around, we believe our process will enable us to benefit by holding strong companies with good fundamentals. In the short run, we believe our value portfolio will hold up better than other more growth-oriented portfolios if there is a market downturn.

PERFORMANCE UPDATE

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
FOR PERIODS ENDED SEPTEMBER 30, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                    1-YEAR   3-YEAR   5-YEAR   LIFE OF CLASS(1)
---------------------------------------------------------------------------------------------------
KEMPER VALUE FUND CLASS A        6.55%   15.00%   17.11%        14.56%        (since 12/31/92)
---------------------------------------------------------------------------------------------------
KEMPER VALUE FUND CLASS B        9.02      N/A      N/A         -6.72         (since 4/16/98)
---------------------------------------------------------------------------------------------------
KEMPER VALUE FUND CLASS C       12.06      N/A      N/A         -4.75         (since 4/16/98)
---------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER VALUE FUND CLASS A
-------------------------------------------------------------------------------

                             KEMPER VALUE FUND CLASS      STANDARD & POOR'S 500        RUSSELL 1000 VALUE
                                       A(1)                   STOCK INDEX(+)                 INDEX(++)
                             -----------------------      ---------------------        ------------------
12/31/92                         $   9427.00                 $  10000.00                 $  10000.00
12/31/94                            10693.00                    11148.00                    11577.00
12/31/96                            17119.00                    18857.00                    19483.00
9/30/99                             25023.00                    33678.00                    31011.00

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER VALUE FUND CLASS B
-------------------------------------------------------------------------------

                             KEMPER VALUE FUND CLASS      STANDARD & POOR'S 500        RUSSELL 1000 VALUE
                                       B(1)                   STOCK INDEX(+)                 INDEX(++)
                             -----------------------      ---------------------        ------------------
4/30/98                         $    9427.00                $   10000.00                $   10000.00
12/31/98                             9863.00                    11153.00                    10287.00
9/30/99                              9190.00                    11637.00                    10474.00

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER VALUE FUND CLASS C
-------------------------------------------------------------------------------

                              KEMPER VALUE FUND CLASS      STANDARD & POOR'S 500        RUSSELL 1000 VALUE
                                        C(1)                   STOCK INDEX(+)                INDEX(++)
                              -----------------------      ---------------------        ------------------
4/30/98                           $   9427.00                 $  10000.00                 $  10000.00
12/31/98                              9872.00                    11153.00                    10287.00
9/30/99                               9464.00                    11637.00                    10474.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

    *AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME
     AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75%, FROM CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3% AND FOR CLASS C SHARES NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4 PERCENT. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE.

  (1)CLASS A SHARES PERFORMANCE PRIOR TO APRIL 16, 1998 IS DERIVED FROM THE SCUDDER "S" SHARE PERFORMANCE FROM INCEPTION DATE AND HAS BEEN ADJUSTED TO REFLECT THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%. CLASS S SHARES ARE SUBJECT TO CERTAIN OTHER, OR DIFFERENT LEVELS OF, EXPENSES THAN CLASS A SHARES. THE EXPENSES APPLICABLE TO CLASS S SHARES HAVE BEEN REFLECTED IN THE PERFORMANCE PRESENTED FOR CLASS A SHARES. THE DIFFERENCE IN EXPENSES WILL AFFECT PERFORMANCE. THE FUND'S SHARES WERE OFFERED WITHOUT A SALES CHARGE UNTIL APRIL 15, 1998. KEMPER CLASS A, B AND C SHARES WERE INITIALLY OFFERED ON APRIL 16, 1998. CLASS B SHARES IS ADJUSTED FOR THE CDSC IN EFFECT AT THE END OF THE PERIOD. WHEN COMPARING KEMPER VALUE FUND TO THE INDICES, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECT THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES. BEGINNING WITH THE NEXT ANNUAL REPORT THE RUSSELL 1000 VALUE INDEX, A MORE REPRESENTATIVE INDEX WILL BE SHOWN AS THE PRIMARY BENCHMARK INSTEAD OF THE S & P 500 STOCK INDEX. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

    +THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
     REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

   ++THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL
     1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THESE STOCKS ARE SELECTED FROM THE 1000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE STOCKS REPRESENTED BY THIS INDEX INVOLVE INVESTMENT RISKS, WHICH MAY INCLUDE THE LOSS OF PRINCIPAL INVESTED. SOURCE IS CDA WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER VALUE FUND REPRESENTED ON SEPTEMBER 30, 1999, AND SEPTEMBER 30, 1998.

                                  [BAR GRAPH]

                                                                  KEMPER VALUE FUND AS OF            KEMPER VALUE FUND AS OF
                                                                          9/30/99                            9/30/98
                                                                  -----------------------            -----------------------
Capital goods                                                              19.40%                              11.00%

Finance                                                                    19.10%                              19.00%

Communication services                                                     15.80%                              14.00%

Energy                                                                     12.60%                              12.00%

Technology                                                                 11.70%                              11.00%

Consumer non-durables                                                       9.00%                               7.00%

Health                                                                      4.30%                               7.00%

Utilities                                                                   4.10%                               0.00%

Transportation                                                              4.00%                               6.00%

Basic materials                                                             0.00%                               0.00%

Other                                                                       0.00%                              13.00%

A COMPARISON WITH THE RUSSELL 1000 VALUE INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER VALUE FUND REPRESENTED ON SEPTEMBER 30, 1999, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 VALUE INDEX.

                                  [BAR GRAPH]

                                                                   KEMPER VALUE FUND AS OF         RUSSELL 1000 VALUE INDEX AS OF
                                                                           9/30/99                            9/30/99
                                                                   -----------------------         ------------------------------
Capital goods                                                               19.40%                               6.60%

Finance                                                                     19.10%                              29.60%

Communication services                                                      15.80%                              12.70%

Energy                                                                      12.60%                              10.50%

Technology                                                                  11.70%                               5.60%

Consumer non-durables                                                        9.00%                              16.80%

Health                                                                       4.30%                               3.80%

Utilities                                                                    4.10%                               7.00%

Transportation                                                               4.00%                               1.80%

Basic materials                                                              0.00%                               5.60%

*The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These stocks are selected from the 1000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 index. The stocks represented by this index involve investment risks, which may include the loss of principal invested.

INDIVIDUAL HOLDINGS

KEMPER VALUE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 32.0 PERCENT OF THE FUND'S PORTFOLIO ON SEPTEMBER 30, 1999

-------------------------------------------------------------------------------------
            HOLDINGS                                                          PERCENT
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
1.          BELL ATLANTIC                 International telecommunications      4.7%
                                          company which operates in four
                                          segments: Domestic Telecom, Global
                                          Wireless, Directory and Other
                                          Businesses.
-------------------------------------------------------------------------------------
2.          DOW CHEMICAL                  A leader in the production of         3.6%
                                          plastics, chemicals, hydrocarbons,
                                          and herbicides and pesticides
                                          among other materials used to
                                          process chemicals, treat water and
                                          refine petroleum.
-------------------------------------------------------------------------------------
3.          CHASE MANHATTAN               Bank holding company whose            3.6%
                                          subsidiaries provide banking and
                                          financial services worldwide.
-------------------------------------------------------------------------------------
4.          CITIGROUP                     Diversified holding company whose     3.5%
                                          businesses provide a range of
                                          financial services, including
                                          banking, insurance and investment
                                          services, to consumer and
                                          corporate customers around the
                                          world.
-------------------------------------------------------------------------------------
5.          EXXON                         Engaged in the exploration,           3.0%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas, and petroleum
                                          products.
-------------------------------------------------------------------------------------
6.          AT&T                          Provides voice, data and video        2.9%
                                          telecommunications services,
                                          including cellular telephone and
                                          Internet services, to businesses,
                                          consumers and government agencies.
                                          AT&T Corporation also provides
                                          cable TV services to customers
                                          throughout the U.S.
-------------------------------------------------------------------------------------
7.          MOTOROLA                      Manufactures and sells a diverse      2.8%
                                          line of electronic equipment and
                                          components. Products include
                                          communications systems,
                                          semiconductors, electronic engine
                                          controls and computer systems.
-------------------------------------------------------------------------------------
8.          IBM                           Provides customer solutions           2.8%
                                          through the use of advanced
                                          information technology. These
                                          solutions include technologies,
                                          systems, products, services,
                                          software and financing.
-------------------------------------------------------------------------------------
9.          CORNING                       Global, technology-based              2.6%
                                          corporation which operates in
                                          three broadly based business
                                          segments: Telecommunications,
                                          Advanced Materials and Information
                                          Display.
-------------------------------------------------------------------------------------
10.         BOEING                        Develops and produces jet             2.5%
                                          transports, military aircraft, and
                                          space and missile systems through
                                          two industry segments: Commercial
                                          Aircraft and Defense and Space.
-------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1999

------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL       MARKET
         REPURCHASE AGREEMENTS--2.2%                                                        AMOUNT ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                                             Repurchase Agreement with State Street Bank
                                               & Trust Co. dated 9/30/1999 at 5.26%, to
                                               be repurchased at $10,541,540 on
                                               10/1/1999, collateralized by a
                                               $10,660,000 U.S. Treasury Bond
                                               Inflationary Index, 3.875%, 1/15/2009
                                               (Cost $10,540,000)                           10,540,000   $ 10,540,000
                                             --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS--97.8%                                                            SHARES
------------------------------------------------------------------------------------------------------------------------
    CONSUMER DISCRETIONARY--5.7%
      DEPARTMENT & CHAIN STORES--2.8%
                                             Federated Department Stores, Inc.*                183,500      8,016,656
                                             Wal-Mart Stores Inc.                              120,000      5,707,500
                                             --------------------------------------------------------------------------
                                                                                                           13,724,156

      HOTELS & CASINOS--1.5%
                                             Royal Caribbean Cruises Ltd.                      166,000       7,470,000
                                             --------------------------------------------------------------------------

      RECREATIONAL PRODUCTS--1.4%
                                             Electronic Arts Inc.                               91,700       6,636,788
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--2.1%
      ALCOHOL & TOBACCO--1.5%
                                             Anheuser-Busch Companies, Inc.*                    40,600       2,844,538
                                             Philip Morris Companies, Inc.                     112,900       3,859,769
                                             --------------------------------------------------------------------------
                                                                                                             6,704,307

      FOOD & BEVERAGE--0.4%
                                             H.J. Heinz Co.                                     48,100       2,068,300
                                             --------------------------------------------------------------------------

      PACKAGE GOODS/ COSMETICS--0.2%
                                             Colgate-Palmolive Co.                              27,000       1,235,250
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    HEALTH--4.2%
      MEDICAL SUPPLY & SPECIALTY--1.3%
                                             Bausch & Lomb, Inc.                                95,900       6,323,406
                                             --------------------------------------------------------------------------

      PHARMACEUTICALS--2.9%
                                             American Home Products Corp.                      189,900       7,880,850
                                             Bristol-Myers Squibb Co.                           57,900       3,908,250
                                             Pharmacia & Upjohn, Inc.                           44,900       2,228,163
                                             --------------------------------------------------------------------------
                                                                                                            14,017,263
-----------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--10.3%
      TELEPHONE/COMMUNICATIONS
                                             AT&T Corp.                                        317,550      13,813,419
                                             Bell Atlantic Corp.                               334,300      22,502,569
                                             BellSouth Corp.                                   121,900       5,485,500
                                             SBC Communications, Inc.                          163,300       8,338,506
                                             --------------------------------------------------------------------------
                                                                                                            50,139,994

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
                                                                                            SHARES      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    FINANCIAL--18.7%
      BANKS--6.2%
                                             Bank of America Corp.                          146,152    $  8,138,840
                                             Chase Manhattan Corp.                          228,200      17,200,575
                                             First Union Corp.                              122,900       4,370,631
                                             --------------------------------------------------------------------------
                                                                                                         29,710,046

      INSURANCE--6.5%
                                             Allstate Corp.                                 221,200       5,516,175
                                             Cigna Corp.                                    149,700      11,639,175
                                             MBIA, Inc.                                      97,600       4,550,600
                                             St. Paul Companies, Inc.                       203,200       5,588,000
                                             Travelers Property Casualty Corp. "A"          145,700       4,298,150
                                             --------------------------------------------------------------------------
                                                                                                         31,592,100

      CONSUMER FINANCE--4.1%
                                             American Express Credit Corp.                   20,200       2,719,425
                                             Citigroup Inc.                                 386,400      17,001,600
                                             --------------------------------------------------------------------------
                                                                                                         19,721,025

      OTHER FINANCIAL COMPANIES--1.4%
                                             Federal National Mortgage Association          109,400       6,858,013
                                             --------------------------------------------------------------------------

      REAL ESTATE--0.5%
                                             Post Properties Inc. (REIT)                     64,900       2,551,381
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    MEDIA--5.1%
      ADVERTISING--2.3%
                                             WPP Group PLC (ADR)                            120,400      11,197,200
                                             --------------------------------------------------------------------------

      CABLE TELEVISION--1.4%
                                             AT&T Corp -- Liberty Media Group               188,268       6,989,450
                                             --------------------------------------------------------------------------

      PRINT MEDIA--1.4%
                                             Knight-Ridder, Inc.                            120,400       6,606,950
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--1.8%
      EDP SERVICES--0.8%
                                             Reynolds and Reynolds Company                  192,000       3,912,000
                                             --------------------------------------------------------------------------

      INVESTMENT--1.0%
                                             Merrill Lynch & Co., Inc.                       69,100       4,642,656
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    DURABLES--10.3%
      AEROSPACE--7.2%
                                             Boeing Co.                                     284,100      12,109,763
                                             Lockheed Martin Corp.                          213,164       6,967,798
                                             Raytheon Co. "A"                                48,902       2,371,747
                                             Rockwell International Corp.                   172,560       9,059,400
                                             United Technologies Corp.                       76,200       4,519,613
                                             --------------------------------------------------------------------------
                                                                                                         35,028,321

      AUTOMOBILES--2.1%
                                             Ford Motor Co.                                 199,000       9,987,313
                                             --------------------------------------------------------------------------

      CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--1.0%
                                             PACCAR, Inc.                                    99,600       5,067,150
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--9.1%
      CHEMICALS--3.6%
                                             Dow Chemical Co.                               153,800      17,475,525
                                             --------------------------------------------------------------------------

      INDUSTRIAL SPECIALTY--2.6%
                                             Corning Inc.                                   181,500      12,444,094
                                             --------------------------------------------------------------------------

      MACHINERY/COMPONENTS/
      CONTROLS--2.0%
                                             Parker-Hannifin Corp.                          221,250       9,914,766
                                             --------------------------------------------------------------------------

      SPECIALTY CHEMICALS--0.9%
                                             Air Products & Chemicals, Inc.                 151,300       4,397,156
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--10.2%
      COMPUTER SOFTWARE--1.8%
                                             Oracle Corp.*                                  193,950       8,824,725
                                             --------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
                                                                                            SHARES      VALUE ($)
------------------------------------------------------------------------------------------------------------------------

      DIVERSE ELECTRONIC PRODUCTS--4.4%
                                             Applied Materials, Inc.*                        97,300    $  7,577,238
                                             Motorola Inc.                                  155,000      13,640,000
                                             --------------------------------------------------------------------------
                                                                                                         21,217,238

      ELECTRONIC DATA PROCESSING--4.0%
                                             Hewlett-Packard Co.                             64,200       5,906,400
                                             International Business Machines Corp.          110,400      13,399,800
                                             --------------------------------------------------------------------------
                                                                                                         19,306,200
-----------------------------------------------------------------------------------------------------------------------
    ENERGY--12.3%
      OIL & GAS PRODUCTION--3.7%
                                             Coastal Corp.                                  124,700       5,104,906
                                             Conoco Inc. "A"                                197,800       5,488,950
                                             Royal Dutch Petroleum Co. (New York shares)    124,900       7,376,906
                                             --------------------------------------------------------------------------
                                                                                                         17,970,762

      OIL COMPANIES--8.6%
                                             Chevron Corp.                                   87,200       7,739,000
                                             Exxon Corp.                                    187,900      14,268,656
                                             Mobil Corp.                                     95,400       9,611,550
                                             Texaco Inc.                                    160,500      10,131,563
                                             --------------------------------------------------------------------------
                                                                                                         41,750,769
-----------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--4.0%
      RAILROADS
                                             CSX Corp.                                       87,500       3,707,813
                                             Canadian National Railway Co.                  357,800      10,874,936
                                             Wisconsin Central Transportation Co.*          339,300       4,644,169
                                             --------------------------------------------------------------------------
                                                                                                         19,226,918
-----------------------------------------------------------------------------------------------------------------------
    UTILITIES--4.0%
      ELECTRIC UTILITIES
                                             Allegheny Energy, Inc.                         186,000       5,917,125
                                             New England Electric System                    116,900       6,064,188
                                             Peco Energy Co.                                 64,500       2,418,750
                                             Unicom Corp.                                   134,100       4,953,319
                                             --------------------------------------------------------------------------
                                                                                                         19,353,382
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $427,659,025)                                        474,064,604
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $438,199,025)(a)                                     484,604,604
                                             --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

(a) The cost for federal income tax purposes was $438,648,946. At September 30, 1999, net unrealized appreciation for all securities based on tax cost was $45,955,658. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $66,739,080 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $20,783,422.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of September 30, 1999


----------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------
Investments, at market (identified cost $438,199,025)           $484,604,604
----------------------------------------------------------------------------
Cash                                                                     498
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,412,329
----------------------------------------------------------------------------
Dividends and interest receivable                                    823,098
----------------------------------------------------------------------------
Foreign taxes recoverable                                             41,065
----------------------------------------------------------------------------
Other assets                                                           4,431
----------------------------------------------------------------------------
    TOTAL ASSETS                                                 486,886,025
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------
Payable for investments purchased                                    315,500
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   1,998,625
----------------------------------------------------------------------------
Accrued management fee                                               292,302
----------------------------------------------------------------------------
Other payables and accrued expenses                                  519,905
----------------------------------------------------------------------------
    Total liabilities                                              3,126,332
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $483,759,693
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $  2,922,969
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments             46,405,579
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                               6,427,161
----------------------------------------------------------------------------
Paid-in capital                                                  428,003,984
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $483,759,693
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 NET ASSET VALUE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($42,236,287 / 1,845,326 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $22.89
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $22.89)            $24.29
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($29,242,358 /
  1,286,826 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $22.72
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($5,214,768 /
  229,229 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $22.75
----------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($407,066,280 / 17,792,302 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $22.88
----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
for the year ended September 30, 1999

----------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------
Income:
  Dividends (net of foreign taxes withheld of $170,011)         $ 9,500,734
---------------------------------------------------------------------------
  Interest                                                        1,684,496
---------------------------------------------------------------------------
                                                                 11,185,230
---------------------------------------------------------------------------
Expenses:
  Management fee                                                  3,893,119
---------------------------------------------------------------------------
  Services to shareholders                                        3,029,303
---------------------------------------------------------------------------
  Custodian and accounting fees                                     170,804
---------------------------------------------------------------------------
  Distribution service fees                                         262,821
---------------------------------------------------------------------------
  Administrative service fees                                       181,371
---------------------------------------------------------------------------
  Trustees' fees and expenses                                        47,094
---------------------------------------------------------------------------
  Auditing                                                           39,893
---------------------------------------------------------------------------
  Registration fees                                                 152,588
---------------------------------------------------------------------------
  Reports to shareholders                                           338,180
---------------------------------------------------------------------------
  Legal                                                              10,003
---------------------------------------------------------------------------
  Amortization of organization expense                                2,394
---------------------------------------------------------------------------
  Other                                                              25,057
---------------------------------------------------------------------------
  Total expenses before reductions                                8,152,627
---------------------------------------------------------------------------
  Expenses reductions                                               (78,566)
---------------------------------------------------------------------------
  Expenses, net                                                   8,074,061
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                             3,111,169
---------------------------------------------------------------------------
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments                                                       634,935
---------------------------------------------------------------------------
  Futures                                                         5,530,913
---------------------------------------------------------------------------
  Foreign currency related transactions                               1,150
---------------------------------------------------------------------------
                                                                  6,166,998
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                    62,188,259
---------------------------------------------------------------------------
  Futures                                                           492,314
---------------------------------------------------------------------------
                                                                 62,680,573
---------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       68,847,571
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $71,958,740
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED SEPTEMBER 30,
                                                                --------------------------------------
                                                                    1999                     1998
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                         $   3,111,169                5,380,705
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment transactions             6,166,998               29,361,650
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
  transactions during the period                                   62,680,573              (65,811,617)
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       71,958,740              (31,069,262)
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income -- Class S Shares                          (4,164,869)              (3,472,885)
------------------------------------------------------------------------------------------------------
  Net investment income -- Class A                                   (237,416)                      --
------------------------------------------------------------------------------------------------------
  Net investment income -- Class B                                    (48,553)                      --
------------------------------------------------------------------------------------------------------
  Net investment income -- Class C                                    (11,523)                      --
------------------------------------------------------------------------------------------------------
  Net realized gain -- Class S Shares                             (19,711,211)             (23,876,077)
------------------------------------------------------------------------------------------------------
  Net realized gain -- Class A                                     (1,241,379)                      --
------------------------------------------------------------------------------------------------------
  Net realized gain -- Class B                                     (1,035,831)                      --
------------------------------------------------------------------------------------------------------
  Net realized gain -- Class C                                       (226,181)                      --
------------------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                       321,600,172              438,067,018
------------------------------------------------------------------------------------------------------
  Net asset value of shares issued to shareholders in
  reinvestment of distributions                                    25,914,793               26,526,859
------------------------------------------------------------------------------------------------------
  Cost of shares redeemed                                        (426,810,318)            (186,382,163)
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
TRANSACTIONS                                                      (79,295,353)             278,211,714
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (34,013,576)             219,793,490
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 517,773,269              297,979,779
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
  investment income of $2,922,969 and $4,306,919,
  respectively)                                                 $ 483,759,693            $ 517,773,269
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                 -----------------------------------------------------
                                                                                        CLASS A
                                                                 -----------------------------------------------------
                                                                                                  FOR THE PERIOD
                                                                                                  APRIL 16, 1998
                                                                    YEAR ENDED                   (COMMENCEMENT OF
                                                                    SEPTEMBER 30,            SALE OF CLASS A SHARES)
                                                                      1999                    TO SEPTEMBER 30, 1998
Net asset value, beginning of period                                $21.19                        $25.42
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                .15                           .07
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments              2.62                         (4.30)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.77                         (4.23)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                               (.17)                           --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                       (.90)                           --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.07)                           --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $22.89                        $21.19
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)                                                 13.04(c)                     (16.64)**
-----------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  42                            28
-----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                            1.41                          1.34*
-----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets                                              1.57                          1.34
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average daily net assets
(%)                                                                    .61                           .86*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             91                            47
-----------------------------------------------------------------------------------------------------------------------

                                                                 ------------------------------------------------------
                                                                                        CLASS B
                                                                 ------------------------------------------------------
                                                                                          FOR THE PERIOD
                                                                                          APRIL 16, 1998
                                                                 YEAR ENDED               (COMMENCEMENT OF
                                                                 SEPTEMBER 30,            SALE OF CLASS B SHARES)
                                                                   1999                   TO SEPTEMBER 30, 1998
Net asset value, beginning of period                                $21.11                        $25.42
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               (.07)                           --
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments              2.62                         (4.31)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.55                         (4.31)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                               (.04)                           --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                       (.90)                           --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.94)                           --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $22.72                        $21.11
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)                                                 12.02(c)                     (16.96)**
-----------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  29                            18
-----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                            2.29                          2.12*
-----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets                                              2.34                          2.12
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average daily net assets
(%)                                                                   (.27)                          .03*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             91                            47
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                              ----------------------------------------------------------
                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                           FOR THE PERIOD
                                                                                           APRIL 16, 1998
                                                              YEAR ENDED                   (COMMENCEMENT OF
                                                              SEPTEMBER 30,                SALE OF CLASS C SHARES)
                                                                1999                       TO SEPTEMBER 30, 1998
Net asset value, beginning of period                             $21.13                            $25.42
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            (.05)                              .01
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                                      2.61                             (4.30)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   2.56                             (4.29)
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                            (.04)                               --
------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                    (.90)                               --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.94)                               --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $22.75                            $21.13
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)                                              12.06(c)                         (16.88)**
------------------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                5                                 3
------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                         2.26                              2.11*
------------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions,
to average daily net assets                                        2.34                              2.11
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                         (.22)                              .08*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          91                                47
------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
 * Annualized
** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Value Fund, (the "Fund") is a diversified series of
                             Value Equity Trust ("Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Value Fund outstanding on that date were redesignated Class S shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose

NOTES TO FINANCIAL STATEMENTS

                             quotations reflect broker supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the

NOTES TO FINANCIAL STATEMENTS

                             Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the year ended September 30, 1999, purchases
                             and sales of investment securities (excluding short-term investments) aggregated $475,014,495 and
                             $511,158,471, respectively.

                             The aggregate face value of futures contracts opened and closed during the year ended September 30, 1999 was $96,309,392 and $120,900,956, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         MANAGEMENT AGREEMENT. Under the Management
                             Agreement (the "Agreement") with Scudder Kemper
                             Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

                             For the year ended September 30, 1999, the fee pursuant to the Agreement amounted to $3,893,119, of which $292,302 is unpaid at September 30, 1999.

NOTES TO FINANCIAL STATEMENTS

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 1999, the Distribution Fee was as follows:

                                                                                                         UNPAID AT
                                                                                            TOTAL      SEPTEMBER 30,
                                       DISTRIBUTION FEE                                   AGGREGATED       1999
                                       ----------------                                   ----------   -------------
                                       Class B                                              $221,395        $--
                                       Class C                                                41,426         --
                                                                                            --------         --
                                                                                            $262,821        $--
                                                                                            ========         ==

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 1999 aggregated $419,039, of which $392,065 was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 1999, the CDSC for Classes B and C aggregated $125,539 and $3,273, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended September 30, 1999, the Administrative Service Fee was as follows:

                                                                                                           UNPAID AT
                                                                                                           SEPTEMBER
                                                                                TOTAL      FEES WAIVED        30,
                                       ADMINISTRATIVE SERVICE FEES            AGGREGATED     BY KDI          1999
                                       ---------------------------            ----------   -----------   -------------
                                       Class A                                 $ 93,765      $59,567        $31,654
                                       Class B                                   73,798       14,871          5,880
                                       Class C                                   13,808        4,128          2,441
                                                                               --------      -------        -------
                                                                               $181,371       78,566         39,975
                                                                               ========      =======        =======

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the year ended September 30, 1999, the amount charged to Classes A, B and C by KSC aggregated $126,686, $98,729 and $19,281, respectively, none of which is unpaid at September 30, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the year ended September 30, 1999, the amount charged to the Class S shares by SSC for shareholder services aggregated $886,717, of which $83,154 is unpaid at September 30, 1999.

NOTES TO FINANCIAL STATEMENTS

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S shares of the Fund. For the year ended September 30, 1999, the amount charged to the Class S shares by STC aggregated $1,294,096, of which $209,087 is unpaid at September 30, 1999.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1999, the amount charged to the Fund by SFAC aggregated $150,965, of which $11,782 is unpaid at September 30, 1999.

                             TRUSTEES FEES. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 1999, the Trustees fees and expenses aggregated $47,094.

--------------------------------------------------------------------------------

4    LINE OF CREDIT          The Fund and several Scudder Funds (the
                             "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    SHARE TRANSACTIONS      The following table summarizes shares of beneficial
                             interest and dollar activity in the Fund:

                                                                YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,
                                                                          1999                           1998
                                                              ----------------------------    ---------------------------
                                                                SHARES          DOLLARS         SHARES         DOLLARS
                                       ----------------------------------------------------------------------------------
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------------
                                        Class S                 5,568,655    $ 131,356,073    15,127,170    $ 358,943,904
                                       ----------------------------------------------------------------------------------
                                        Class A                 4,906,004      115,981,063     2,277,297       53,828,754
                                       ----------------------------------------------------------------------------------
                                        Class B                   901,601       21,274,145       924,056       21,926,576
                                       ----------------------------------------------------------------------------------
                                        Class C                 2,262,454       52,988,891       142,532        3,367,784
                                       ----------------------------------------------------------------------------------
                                                               13,638,714      321,600,172    18,471,055      438,067,018
                                       ----------------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       ----------------------------------------------------------------------------------
                                        Class S                 1,010,122    $  23,313,600     1,219,065    $  26,526,859
                                       ----------------------------------------------------------------------------------
                                        Class A                    59,448        1,372,649            --               --
                                       ----------------------------------------------------------------------------------
                                        Class B                    43,529        1,004,640            --               --
                                       ----------------------------------------------------------------------------------
                                        Class C                     9,689          223,904            --               --
                                       ----------------------------------------------------------------------------------
                                                                1,122,788       25,914,793     1,219,065       26,526,859
                                       ----------------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ----------------------------------------------------------------------------------
                                        Class S               (10,886,073)   $(258,426,354)   (6,911,251)   $(162,049,236)
                                       ----------------------------------------------------------------------------------
                                        Class A                (4,451,976)    (104,695,242)     (945,447)     (22,781,139)
                                       ----------------------------------------------------------------------------------
                                        Class B                  (518,518)     (12,396,396)      (63,842)      (1,468,241)
                                       ----------------------------------------------------------------------------------
                                        Class C                (2,181,822)     (51,292,326)       (3,624)         (83,547)
                                       ----------------------------------------------------------------------------------
                                                              (18,038,389)    (426,810,318)   (7,924,164)    (186,382,163)
                                       ----------------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                       ----------------------------------------------------------------------------------
                                        Class S                (4,307,296)   $(103,756,681)    9,434,984    $ 223,421,527
                                       ----------------------------------------------------------------------------------
                                        Class A                   513,476       12,658,470     1,331,850       31,047,615
                                       ----------------------------------------------------------------------------------
                                        Class B                   426,612        9,882,389       860,214       20,458,335
                                       ----------------------------------------------------------------------------------
                                        Class C                    90,321        1,920,469       138,908        3,284,237
                                       ----------------------------------------------------------------------------------
                                                               (3,276,887)   $ (79,295,353)   11,765,956    $ 278,211,714
                                       ----------------------------------------------------------------------------------

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $0.78 per share from net long-term capital gains during its year ended September 30, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,465,000 as capital gains dividend for its year ended September 30, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF VALUE EQUITY TRUST AND THE CLASS A,
CLASS B AND CLASS C SHAREHOLDERS OF VALUE FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of Value Fund (the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the Class A, Class B and Class C shares for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights for the Class A, Class B and Class C shares (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion express above.

                                                      PRICEWATERHOUSECOOPERS LLP
                             Boston, Massachusetts
                             November 12, 1999

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

SHERYLE J. BOLTON                 DONALD E. HALL
Trustee                           Vice President

WILLIAM T. BURGIN                 THOMAS W. JOSEPH
Trustee                           Vice President

THOMAS J. DEVINE                  ANN M. MCCREARY
Honorary Trustee                  Vice President

KEITH R. FOX                      KATHLEEN T. MILLARD
Trustee                           Vice President

WILLIAM H. LUERS                  JOHN MILLETTE
Trustee                           Vice President
                                  and Secretary
WILSON NOLEN
Honorary Trustee                  JOHN R. HEBBLE
                                  Treasurer
KATHRYN L. QUIRK
Trustee, Vice President           CAROLINE PEARSON
and Secretary                     Assistant Secretary

JOAN E. SPERO                     ROBERT TYMOCZKO
Trustee                           Vice President

ROBERT G. STONE JR.
Honorary Trustee

-------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
-------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
-------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
-------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
-------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606-5808
                                      www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Value Fund prospectus.
KVF-2 (11/25/99)  1094230